Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 14, 2008 (the “Effective Date”), is made by and between CECO ENVIRONMENTAL CORP. (the “Company”) and ICARUS INVESTMENT CORP., an Ontario corporation (the “Shareholder”).

WHEREAS, pursuant to that certain Subordinated Convertible Promissory Note made by the Company for the benefit of Shareholder dated the date hereof (the “Note”), the Shareholder has a right to convert the outstanding principal and/or interest into common stock of the Company (the “Convertible Shares”); and

WHEREAS, as a condition to Shareholder lending the funds under the Note, the Company and the Shareholder have entered into this Agreement to provide certain securities registration rights to the Shareholder.

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. As used in this Agreement:

“Affiliate” shall mean any entity controlling, controlled by or under common control with another entity. For the purposes of this definition, “control” shall have the meaning presently specified for that word in Rule 405 promulgated by the SEC under the Securities Act.

“Company” shall have the meaning set forth in the preamble hereto.

“Person” means an individual, a corporation, a partnership, a trust, a limited liability company, an unincorporated organization or a governmental organization or any agency or political subdivision thereof.

“Public Offering” shall mean a public offering of Convertible Shares pursuant to an effective Registration Statement.

“Prospectus” shall mean any prospectus that is a part of a Registration Statement, together with all amendments or supplements thereto.

“Registrable Stock” shall mean the shares of common stock issued or issuable upon conversion of the Note; provided, however, that Registrable Stock shall not be deemed to include (i) any shares after such shares have been registered under the Securities Act and sold pursuant to a registration of such securities, (ii) any shares sold pursuant to any other exemption from registration under the Securities Act to a Person who is free to resell such shares without registration under the Securities Act, or (iii) any shares that are sold in a transaction in which rights under this Agreement are not assigned.

“Registration Statement” shall mean any registration statement filed with the SEC in accordance with the Securities Act, together with all amendments or supplements thereto.

“SEC” shall mean the United States Securities and Exchange Commission or any successor to the functions of such agency.

“Securities Act” shall mean the Securities Act of 1933, as amended prior to or after the date of this Agreement or any federal statute or statutes which shall be enacted to take the place of such act, together with all rules and regulations promulgated thereunder.

2. Legend on Convertible Shares.

(A) A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company.

(B) Each certificate representing Convertible Shares acquired by any Shareholder pursuant to the Note shall bear legends substantially in the following forms:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS OR IN TRANSACTION OUTSIDE THE UNITED STATES NOT SUBJECT TO THE SECURITIES ACT.

(C) In the event that any such Convertible Shares are transferred in a Public Offering, the Company shall promptly upon request, deliver a replacement certificate not containing the legend set forth in Section 2(B) in connection with such transfer.

(D) Upon the delivery to the Company of a legal opinion reasonably satisfactory to the Company to the effect that the legend set forth in Section 2(B) is no longer required by the Securities Act and any applicable state securities law, the Company shall promptly upon request deliver a replacement certificate not containing the legend in exchange for the legended certificate.

3. Piggyback Registration Rights.

(A) If at any time from the Effective Date and prior to 5 years after the Effective Date, the Company proposes to register shares of Common Stock under the Securities Act for distribution for its account pursuant to a primary underwritten offering (other than a registration statement on Form S-8 or Form S-4 or any successor forms to such Forms) and the Company may register such offering on a form that would also permit the registration of the Registrable Stock, the Company shall, each such time, promptly give the Shareholder written notice of such determination. Upon the written request of the Shareholder given within fifteen (15) days following such notice by the Company, subject to Section 3(B), the Company shall use its reasonable best efforts to cause to be registered under the Act (and any related qualification or registration under blue sky laws) and included within any underwriting involved therein, all of the Registrable Stock that the Shareholder has requested be registered. Such written request may specify all or a part of the Shareholder’s Registrable Stock. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration whether or not the Shareholder has elected to include securities in such registration.

(B) If lead underwriters of an underwritten primary registration advise the Company that, in their good faith judgment, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, then the Company will include in the Registration Statement relating to such registration (i) first, the securities the Company proposes to sell, and (ii) second, the Registrable Stock requested to be included in such registration by the Stockholder(s) and any other stockholders of the Company (“Other Security Holders”) reduced on a pro rata basis, based on the amount of Convertible Shares owned by the requesting Stockholder(s) and, if applicable, the securities owned by each such Other Security Holders.

4. Registration Procedures.

(A) In connection with any registration under Section 3 hereof, the Company covenants and agrees that it will:

(i) furnish to the Shareholder such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in the Registration Statement (including each preliminary Prospectus), and such other documents, as the Shareholder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by the Shareholder;

(ii) to the extent an exemption from registration or qualification does not exist, use reasonable best efforts to register or qualify the Convertible Shares covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as the Shareholder shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable the Shareholder to consummate the public sale or other disposition in such jurisdiction of the Convertible Shares owned by the Shareholder covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for this subparagraph or (ii) subject itself to general service of process or taxation in any such jurisdiction.

(iii) use its reasonable best efforts to cause all such Convertible Shares covered by such Registration Statement to be listed on each securities exchange or national market system on which securities of the same class are then listed;

(iv) provide a transfer agent and registrar for Registrable Stock not later than the effective date of such Registration Statement; and

(v) comply with all applicable rules and regulations of the SEC, and make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) (i) commencing at the end of any fiscal quarter in which Convertible Shares are sold to underwriters in an underwritten offering or (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which earnings statement shall cover said 12-month period.

(B) The Stockholder agrees that, upon receipt of written notice from the Company of a happening of any event or the existence of any facts that make any statement made in a Registration Statement or prospectus untrue in any material respect or that require the making of any changes in a Registration Statement or prospectus so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of any prospectus), not misleading, the Stockholders will forthwith discontinue disposition of such Convertible Shares covered by such Registration Statement until they are advised in writing by the Company that the use of the applicable prospectus may be resumed, and have received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus, and, if so directed by the Company, such Stockholders will deliver to the Company all copies of the prospectus covering such Convertible Shares current at the time of receipt of such notice.

(C) The Stockholder agrees that it will keep confidential any material non-public information concerning the Company or its securities that it obtains in connection with a Registration Statement, and that it will not purchase or sell securities of the Company on the basis of any such information or communicate such information to any Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell securities of the Company on the basis of any such information; provided, however, nothing in this Section 4(C) shall prevent the Stockholder from disposing of Registrable Stock in the manner contemplated by this Agreement.

5. Stockholder Holdback. If the Company registers shares of Common Stock in connection with an underwritten public offering by the Company, the Stockholder, if so required by the lead underwriters of such underwritten offering, agrees not to effect any public sale or distribution of any of the Convertible Shares, including any sale pursuant to Rule 144 promulgated under the Securities Act (other than as a part of such underwritten public offering), without the consent of the Company or such lead underwriters during the period commencing on a date specified by the lead underwriters, such date not to exceed 10 days prior to the effective date of such Registration Statement, and ending on the earlier of (i) 90 days after the pricing of such offering, unless the lead underwriters for such offering otherwise agree, and (ii) the abandonment of such offering.

6. Information. Shareholder hereby agrees (a) to cooperate with the Company and to promptly provide such information and assistance as the Company may reasonably request and as may be reasonably necessary to complete any Registration Statement or other required filing pursuant to this Agreement and (b) to the extent required by the Securities Act, to deliver or cause delivery of the prospectus contained in any Registration Statement, and any amendment or supplement thereto, to any purchaser from such Stockholder of the Convertible Shares covered by the Registration Statement. It shall be a condition precedent to the inclusion of the Registrable Stock of any Stockholders in a Registration Statement effected pursuant to this Agreement that such Stockholder shall execute such indemnities, underwriting agreements, lockups and other documents as the Company or the managing underwriter shall reasonably request in order to satisfy the requirements applicable to such Registration Statement.

7. Expenses. The Company shall pay all costs (excluding fees and expenses of Shareholder(s) ’ counsel and any underwriting or selling commissions or transfer taxes with respect to the disposition, sale, or transfer of the Registrable Stock), fees and expenses in connection with all Registration Statements filed pursuant to Section 3 hereof including, without limitation, the Company’s legal and accounting fees, printing expenses, blue sky fees and expenses.

8. Indemnification.

(A) In the event of any Public Offering of any Registrable Stock under the Securities Act pursuant to this Agreement, the Company agrees, to the extent permitted by law, to indemnify and hold harmless each seller of Registrable Stock, and each Affiliate of such seller, against any losses, claims, damages or liabilities (except as limited by Section 8(D)), joint or several, arising out of or based upon:

(i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such Registrable Stock was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus contained therein, or any amendment or supplement thereto, or

(ii) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading,

except insofar as any such loss, claim, damage or liability is:

(i) caused by or contained in any information furnished in writing to the Company by such seller or any such Affiliate expressly for use in connection with such Registration Statement, or

(ii) caused by such seller’s failure to deliver a copy of the Registration Statement or prospectus or any amendment or supplement thereto as required by the Securities Act or the rules or regulations thereunder, or

(iii) caused by the failure to discontinue (i) disposition of any Registrable Stock under a Registration Statement or (ii) use of a prospectus or preliminary prospectus or any amendment or supplement by such seller after receipt of notice from the Company that it should no longer be used; or

(iv) arise out of or are based upon offers or sales effected by the Stockholder “by means of” (as defined in Securities Act Rule 159A) a “free writing prospectus” (as defined in Securities Act Rule 405) that was not authorized in writing by the Company.

In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the sellers of Registrable Stock (and with the same exception with respect to information furnished or omitted by such underwriter or controlling person thereof). The Company shall reimburse each Person indemnified pursuant to this Section 8(A) in connection with investigating or defending any loss, claim, damage, liability or action indemnified against. The reimbursements required by this Section 8(A) shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred. The indemnities provided pursuant to this Section 8(A) shall remain in force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive transfer of Registrable Stock by a seller.

(B) In the event of any Public Offering of any Registrable Stock under the Securities Act pursuant to this Agreement, each Stockholder agrees to furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any Registration Statement or prospectus in connection with the registration or any amendment or supplement thereto or as may be required by law for use in connection with any such Registration Statement or prospectus and all information required to be disclosed in order to make the information previously furnished to the Company by the Stockholder not materially misleading or necessary to cause such Registration Statement not to omit a material fact with respect to the Stockholder in order to make the statements therein not misleading.

(C) To the extent permitted by law, and subject to the limitation set forth in the last sentence of this Section (C), each Stockholder which is a seller of Registrable Stock under a Registration Statement pursuant to this Agreement agrees severally and not jointly to indemnify and hold harmless the Company, its directors, officers, employees and agents, each other seller of securities under such Registration Statement, each Affiliate of each such other seller, and each Affiliate of the Company, against:

(i) any losses, claims, damages or liabilities (except as limited by Section 8(D)), joint or several, arising out of or based upon:

(a) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such Registrable Stock was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus contained therein, or any amendment or supplement thereto, or

(b) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, but only insofar as any such loss, claim, damage or liability is caused by or contained in any information furnished in writing to the Company by the indemnifying seller expressly for use in connection with (Y) such Registration Statement or preliminary prospectus or any amendment or supplement thereto or (Z) a Public Offering; and

(ii) any losses, claims, damages or liabilities, joint or several, arising out of or based upon:

(a) any failure by such seller to deliver a copy of the Registration Statement or prospectus or any amendment or supplement thereto as required by the Securities Act or the rules or regulations thereunder, or

(b) any failure by such seller to stop using the Registration Statement or prospectus or any amendment or supplement thereto after receipt of written notice from the Company to stop, or

(c) offers or sales effected by the Stockholder “by means of” (as defined in Securities Act Rule 159A) a “free writing prospectus” (as defined in Securities Act Rule 405) that was not authorized in writing by the Company.

In connection with an underwritten offering, each seller will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the Company and other sellers. Each seller shall reimburse each Person indemnified pursuant to this Section 8(C) in connection with investigating or defending any loss, claim, damage, liability or action indemnified against. The reimbursements required by this Section 8(C) shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred. The indemnities provided pursuant to this Section 8(C) shall remain in force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive transfer of Registrable Stock by an indemnifying seller, and transfer of other securities by any other indemnified seller. Notwithstanding any contrary provision of this Agreement, however, the liability under this Section 8 of each Stockholder which is a seller of Registrable Stock shall be limited in the aggregate, to an amount not to exceed the amount of proceeds to the indemnifying seller from the sale of the Registrable Stock sold by the indemnifying seller, except in the case of fraud or willful misconduct.

(D) In the event the Company or any Stockholder receives a complaint, claim or other notice of any loss, claim or damage, liability or action, giving rise to claim for indemnification under this Section 8, the Person claiming indemnification shall promptly notify the Person against whom indemnification is sought of such complaint, notice, claim or action, and such indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action. The Person claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Person against whom indemnification is sought (unless the Person claiming indemnification reasonably believes (with written advice of counsel) that the ability of the counsel defending such action to defend such Person’s interests therein is affected adversely and materially by a conflict of interest) and the indemnifying Person shall not be obligated to indemnify any Person for any settlement of any claim or action effected without the indemnifying Person’s consent, which consent will not be unreasonably withheld.

9. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

10. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

11. Notices. All requests, notices and other communications provided for hereunder shall be in writing and delivered by hand or by first-class or certified mail postage prepaid, or by facsimile, to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been received on the day of personal delivery or by facsimile or within three (3) business days after such mailing:

If to the Shareholder, to:

Icarus Investment Corp.

Yonge-Eglinton Centre

2300 Yonge Street,

P.O. Box 2408

Suite 1710

Toronto, ON

Canada, M4P 1E4

If to the Company, to:

CECO Environmental Corp.

Attention: Dennis Blazer

3120 Forrer Street

Cincinnati, OH 45209

Fax no.: (513) 458-2644

or, as to the Shareholder or the Company, to such other persons or at such other addresses as shall be furnished by any such party by like notice to the other parties.

12. Termination. All rights under this Agreement shall terminate as to any holder at such time as such holder is free to sell all shares of Registrable Stock held by such holder pursuant to Rule 144 under the Securities Act free from any volume restrictions or manner of sale restrictions under Rule 144 or a comparable exemption from registration that enables the holder to sell all shares of Registrable Stock held by such holder without registration under the Securities Act and without legal restriction as to the volume or to manner of sale or otherwise.

13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same document.

14. Entire Agreement. This Agreement constitutes the entire agreement by and among the parties hereto with respect to the subject matter hereof.

15. Amendments. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Company and the Shareholder; provided, however, that if any underwriter engaged by the Company in selling the Company’s securities pursuant to the Company’s initial public offering requests an amendment to this Agreement, the parties agree to negotiate in good faith to reasonably modify this Agreement to accommodate such request.

16. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned only (a) by a Holder to an Affiliate or (b) to a party who acquires at least 500,000 shares of Registrable Stock (if the Note has not been converted, calculated by determining the number of shares of Common Stock into which the holder of the Note can convert the outstanding amount of such Note, including interest and principal); provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to become a party to and be subject to all restrictions set forth in this Agreement.

17. Governing Law, Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio applicable to contracts made and to be performed in that state. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

[Signature page follows.]

IN WITNESS WHEREOF, each of the parties hereto has executed this Registration Rights Agreement as of the day and year first written above.

CECO ENVIRONMENTAL CORP.

By:	/s/ Dennis W. Blazer
Name:
Dennis W. Blazer
Chief Financial Officer

ICARUS INVESTMENT CORP.

By:	/s/ Phillip DeZwirek

Its:	/s/ President